California First Leasing Corporation

Interim Report to Shareholders
Third Quarter and Nine Months Ended March 31, 2025

California First Leasing Corporation, (OTCQX: CFNB, “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. The Company retains its lease business while using equity and other investments to maximize current income and generate capital appreciation.

This interim report for the quarter and nine months ended March 31, 2025, prepared by management without audit, provides an update to the annual report for the fiscal year ended June 30, 2024. Accordingly, it does not contain all the information required to meet annual or semiannual disclosure obligations and should be reviewed in conjunction with the annual report filed with the Securities and Exchange Commission and available on the Company’s website at https://www.calfirstlease.com/investor/. The Company’s quarterly earnings and net asset value per share can fluctuate widely due to including gains and losses on equity securities that are determined based on stock prices on the last day of a fiscal quarter.

Selected Financial Data

(in thousands, except per share data)	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
Dividend and interest income	$1,258	$1,299	$3,758	$4,149
Net realized gain (loss) on securities	8,319	(1,335)	7,790	(1,591)
Net change in unrealized appreciation (depreciation) in securities	(22,355)	27,881	(13,410)	39,882
Investment Income (loss)	(12,779)	27,845	(1,861)	42,439
Lease Income	1,239	623	4,728	1,835
Operating expenses	565	678	2,007	2,054
Income taxes (benefit)	(3,496)	8,125	(360)	12,020
Net Income (loss)	$(8,609)	$19,665	$1,219	$30,200

Net asset value per share, beginning of period	$27.12	$23.99	$26.07	$22.61
Net income (loss)	(0.92)	2.11	0.13	3.17
Dividends paid	-	-	-	-
Net gain on share repurchase	-	-	-	0.32
Net asset value per share, end of period	$26.20	$26.10	$26.20	$26.10

Weighted common shares outstanding	9,309	9,309	9,309	9,533
Common shares outstanding, end of period	9,309	9,309	9,309	9,309

	March 31,		At June 30,
Balance Sheet Data	2025	2024	2024
Cash and cash equivalents	$25,342	$31,411	$24,674
Equity securities	226,623	214,752	223,626
Lease and loan assets	8,502	13,983	12,309
Total assets	261,430	260,600	261,027
Shareholders' equity	$243,878	$243,014	$242,659

Equity Investment Portfolio

(in thousands)		Unrealized
	Cost Basis	Gains	(Losses)	FMV
as of March 31, 2025
Commercial / Industrial	$99,726	$39,128	$(4,344)	$134,510
Consumer	23,177	3,644	(2,554)	24,267
Financial	22,744	12,546	(454)	34,836
Healthcare	18,715	4,524	(372)	22,867
Exchange-traded Funds	11,469	-	(1,325)	10,144
	$175,831	$59,842	$(9,049)	$226,624

as of June 30, 2024
Commercial / Industrial	$93,526	$60,319	$(2,760)	$151,085
Consumer	28,423	2,289	(5,156)	25,556
Financial	22,493	8,205	(647)	30,051
Healthcare	14,983	3,947	(1,996)	16,934
	$159,425	$74,760	$(10,559)	$223,626

5000 Birch Street, Suite 500, Newport Beach, California 92660
Phone: 800-496-4640 949-255-0500 www.calfirstlease.com

California First Leasing Corporation	Interim Report as of March 31, 2024

Statement of Investments - March 31, 2025

Industry-- Percent of Net Assets	Company	Shares	Market Value

Common Stocks-- 88.77%
Auto & Truck Dealerships-- 1.29%	Lithia Mtrs Inc	10,759	$3,158,197
Auto Parts-- 1.66%	Allison Transmission	42,290	4,045,884

Banks - Diversified-- 5.58%	Bank of America Corporation	117,500	4,903,275
	JP Morgan Chase & Co	4,380	1,074,414
	Wells Fargo & Co	106,400	7,638,456
			13,616,145

Capital Markets-- 6.81%	Goldman Sachs	23,200	12,673,928
	Credit Acceptance Corporation (1)	1,220	629,947
	PayPal Holdings Inc (1)	50,750	3,311,438
			16,615,313

Drug Manufacturers-- 3.32%	Bristol Myers Squibb	132,800	8,099,472
Engineering & Construction-- 1.04%	Comfort Systems USA Inc	7,860	2,533,514
Entertainment-- 1.01%	Netflix.com Inc. (1)	2,650	2,471,205
Footwear & Accessories-- 1.14%	On Holding AG (1)	63,100	2,771,352

Healthcare Plans-- 4.68%	The Cigna Group	30,710	10,103,590
	United Health Group	2,489	1,303,614
			11,407,204

Information Tech Services-- 1.95%	Cognizant Technology Solutions	32,799	2,509,124
	Leidos Holdings Inc	16,681	2,250,934
			4,760,058

Insurance - Diversified-- 0.73%	Berkshire Hathaway Inc (1)	3,364	1,791,599
Insurance - Reinsurance-- 1.15%	Everest Group LTD	7,740	2,812,174

Internet Content & Information-- 10.65%	Alphabet Inc.	105,100	16,252,664
	Fiverr Intl LTD (1)	71,710	1,698,093
	Meta Platforms Inc	13,907	8,015,439
			25,966,195

Internet Retail-- 0.27%	Alibaba Grp Hldg	4,900	647,927
Medical Instruments & Supplies-- 1.38%	Align Technology Inc (1)	21,150	3,359,889
Oil & Gas E & P-- 2.81%	Ovintiv Inc.	159,925	6,844,790
Oil & Gas Equipment & Services-- 2.21%	Schlumberger LTD	129,000	5,392,200
Oil & Gas Integrated-- 7.84%	Exxon Mobil	160,800	19,123,944
Resorts & Casinos-- 0.96%	Vail Resorts Inc	14,648	2,343,973
Scientific & Technical Instruments-- 1.16%	Itron Inc (1)	26,950	2,823,282
Semiconductor Equip & Materials-- 5.52%	Applied Materials	92,836	13,472,360

Semiconductors-- 14.16%	Advanced Micro Devices Inc. (1)	42,100	4,325,354
	Marvell Technology Inc	130,800	8,053,356
	Micron Technology Inc	86,400	7,507,296
	Qualcomm Inc	58,650	9,009,227
	Taiwan Semiconductor Co	33,950	5,635,700
			34,530,933

California First Leasing Corporation	Interim Report as of March 31, 2024

Industry-- Percent of Net Assets	Company	Shares	Market Value

Software - Infrastructure-- 2.40%	Twilio Inc (1)	30,300	2,966,673
	Zeta Global Holdings Corp (1)	213,000	2,888,280
			5,854,953

Specialty Business Services-- 1.43%	Global Payments Inc.	35,650	3,490,848
Specialty Chemicals-- 1.65%	Dupont De Nemours	53,940	4,028,239

Telecom Services-- 4.39%	Charter Communications Inc (1)	7,657	2,821,834
	Verizon Communications	173,750	7,881,300
			10,703,134

Thermal Coal-- 0.67%	Core Nat Res Inc	21,300	1,642,230
Tobacco-- 0.89%	British American Tobacco	52,500	2,171,925

	Total Common Stocks		$216,478,938

Exchange Traded Funds-- 4.16%
Small-Cap Core-- 4.16%	iShares Russell 2000 ETF	29,705	5,925,850
	SPDR® Portfolio S&P 600 Small Cap ETF	103,485	4,218,049

	Total Exchange Traded Funds		$10,143,899

Short-term investments-- 10.13%
Money Market Mutual Funds-- 10.13%	JP Morgan Prime Money Market 3605 (4.38%) *		16,771,317
	Fidelity MM Treasury Portfolio (4.24%) *		7,942,435

	Total Short-term Investments		$24,713,751

	Total Investments		$251,336,589

	Net Assets at March 31, 2025		$243,878,332

(1) Non-income producing security
* Rate is the annualized seven-day yield of the fund at period end.